CCMA SELECT MONEY MARKET FUND


                        Supplement dated January 16, 2002
                    to the Prospectus dated November 19, 2001


The toll free phone number for shareholder services that appears on pages 7, 9 and 11 of the Prospectus has been changed to 877-222-6840. This phone number replaces the toll free number 800-222-6840 that is in the Prospectus.